SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 25, 2005


STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of May 1, 2005 providing for the issuance of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2005-10)


                     STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                 333-120575-37              74-2440850
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                          745 Seventh Avenue, 7th Floor
                               New York, NY 10019
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2005-10 pursuant to the terms of the Trust Agreement, dated as of May 1, 2005 among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC., as Master Servicer, and JPMorgan Chase Bank, N.A., as Trustee.

    On August 25, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on August 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             Structured  Adjustable  Rate  Mortgage  Loan Trust
             Mortgage Pass-Through  Certificates Series 2005-10

                        JPMORGAN CHASE BANK, N.A., not in its
                        individual capacity but solely as Trustee under the Agreement referred to herein

                  By:   /s/  Diane E. Wallace
                        --------------------------------------------
                Name:   Diane E. Wallace
               Title:   Vice President

                Date:   August 26, 2005

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         August 25, 2005

Exhibit 99.1
Monthly Certificateholder Statement on August 25, 2005


                 Structured Adjustable Rate Mortgage Loan Trust
               Mortgage Pass-Through Certificates Series 2005-10

                        Statement To Certificateholders
                                 August 25, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                 Ending
                Face         Principal                                                      Realized      Deferred    Principal
Class          Value         Balance          Principal         Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1        816,894,000.00     738,231,004.90   46,086,372.11  2,326,658.05   48,413,030.16     0.00       0.00    692,144,632.79
A2         90,766,000.00      82,025,667.21    5,120,708.01    261,342.89    5,382,050.90     0.00       0.00     76,904,959.20
M1         40,450,000.00      40,450,000.00            0.00    136,192.90      136,192.90     0.00       0.00     40,450,000.00
M2          6,150,000.00       6,150,000.00            0.00     20,706.71       20,706.71     0.00       0.00      6,150,000.00
M3         13,139,000.00      13,139,000.00            0.00     46,501.11       46,501.11     0.00       0.00     13,139,000.00
M4          6,161,000.00       6,161,000.00            0.00     21,804.81       21,804.81     0.00       0.00      6,161,000.00
M5          8,181,000.00       8,181,000.00            0.00     33,180.77       33,180.77     0.00       0.00      8,181,000.00
M6          2,619,000.00       2,619,000.00            0.00     10,622.23       10,622.23     0.00       0.00      2,619,000.00
M7          4,800,000.00       4,800,000.00            0.00     19,468.00       19,468.00     0.00       0.00      4,800,000.00
CX                  0.00               0.00            0.00          0.00            0.00     0.00       0.00              0.00
P                 100.00             100.00            0.00     94,082.62       94,082.62     0.00       0.00            100.00
R                   0.00               0.00            0.00          0.00            0.00     0.00       0.00              0.00
TOTALS    989,160,100.00     901,756,772.11   51,207,080.12  2,970,560.09   54,177,640.21     0.00       0.00    850,549,691.99
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                Ending
                Face         Notional                                                      Realized    Deferred       Notional
Class          Value         Balance          Principal         Interest       Total        Losses     Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
AIO       989,160,279.00     902,849,844.06            0.00  1,218,847.29    1,218,847.29     0.00       0.00    851,899,405.82
X         989,160,279.00     902,849,844.06            0.00          0.00            0.00     0.00       0.00    851,899,405.82
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class    Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                    Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1     863579SJ8     903.70477063     56.41658784         2.84817620       59.26476405      847.28818279       A1      3.660000 %
A2     863579SK5     903.70477062     56.41658782         2.87930381       59.29589163      847.28818280       A2      3.700000 %
M1     863579SM1   1,000.00000000      0.00000000         3.36694438        3.36694438    1,000.00000000       M1      3.910000 %
M2     863579SN9   1,000.00000000      0.00000000         3.36694472        3.36694472    1,000.00000000       M2      3.910000 %
M3     863579SP4   1,000.00000000      0.00000000         3.53916660        3.53916660    1,000.00000000       M3      4.110000 %
M4     863579UG1   1,000.00000000      0.00000000         3.53916734        3.53916734    1,000.00000000       M4      4.110000 %
M5     863579UH9   1,000.00000000      0.00000000         4.05583303        4.05583303    1,000.00000000       M5      4.710000 %
M6     863579UJ5   1,000.00000000      0.00000000         4.05583429        4.05583429    1,000.00000000       M6      4.710000 %
M7     863579UK2   1,000.00000000      0.00000000         4.05583333        4.05583333    1,000.00000000       M7      4.710000 %
P       N/A        1,000.00000000      0.00000000   940,826.20000000  940,826.20000000    1,000.00000000       P       0.000000 %
TOTALS  N/A          911.63884604     51.76824269         3.00311354       54.77135623      859.87060334
-----------------------------------------------------------------------------------------------------    -------------------------
                                                                                                                     Current
                        Beginning                                                        Ending             Class    Pass-thru
Class     Cusip         Notional          Principal       Interest       Total           Notional                    Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
AIO    863579SL3    912.74373145       0.00000000         1.23220404        1.23220404      861.23495242       AIO     1.620000 %
X       N/A          912.74373145      0.00000000         0.00000000        0.00000000      861.23495242       X       0.000000 %
----------------------------------------------------------------------------------------------------    --------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Ashia Miller
           JPMorgan Chase Bank, N.A. - Structured Finance Services NY
                             4 NY Plaza 6th Fl., ,
                            New York, New York 10004
                              Tel: (212) 623-4481
                              Fax: (212) 623-5858
                       Email: ashia.n.miller@jpmorgan.com

Principal Funds:
                         Principal Remittance Amount                                                                 50,950,438.24
                         Scheduled Principal Payments                                                                    92,148.06
                         Principal Prepayments                                                                       50,816,783.42
                         Curtailments                                                                                    41,460.70
                         Cutailment Interest Adjustments                                                                     46.06
                         Repurchase Principal                                                                                 0.00
                         Substitution Amounts                                                                                 0.00
                         Net Liquidation Proceeds                                                                             0.00
                         Other Principal Adjustments                                                                          0.00

Interest Funds:
                         Gross Interest                                                                               4,540,183.04
                         Servicing Fees                                                                                 188,216.40
                         Trustee Fees                                                                                         0.00

Prepayment Penalties:
                         Number of Loans Prepaid with Respect to which Prepayment Penalties were Collected                      15
                         Balance of Loans Prepaid with Respect to which Prepayment Penalties were Collected           3,824,971.42
                         Amount of Prepayment Penalties Collected                                                        94,082.62

Pool Detail:
                         Beginning Number of Loans Outstanding                                                               3,703
                         Ending Number of Loans Outstanding                                                                  3,520

                         Beginning Aggregate Loan Balance                                                           902,849,844.20
                         Ending Aggregate Loan Balance                                                              851,899,405.96

                         Current Advances                                                                                     0.00
                         Aggregate Advances                                                                                   0.00

                         Weighted Average Net Mortgage Rate                                                              5.78431 %


                                                                 Delinquent Mortgage Loans
                                                                           Group 1
                                                                                          Principal
                                                Category              Number               Balance                Percentage
                                                1 Month                        12            2,128,551.66                   0.25 %
                                                2 Month                         3              619,351.98                   0.07 %
                                                3 Month                         0                    0.00                   0.00 %
                                                 Total                         15            2,747,903.64                   0.32 %
                         * Delinquent Bankruptcies and Foreclosures are not included in the table above.

                                                     Bankruptcies
                        Group           Number of Loans       Principal Balance       Percentage
                          1                0                    0.00                  0.00%

                                                Bankruptcy Reporting:
                         Number of Bankruptcy Loans that are Current                                                       0
                         Principal Balance of Bankruptcy Loans that are Current                                         0.00
                         Number of Bankruptcy Loans that are 1 Month Delinquent                                            0
                         Principal Balance of Bankruptcy Loans that are 1 Month Delinquent                              0.00
                         Number of Bankruptcy Loans that are 2 Months Delinquent                                           0
                         Principal Balance of Bankruptcy Loans that are 2 Months Delinquent                             0.00
                         Number of Bankruptcy Loans that are 3+ Months Delinquent                                          0
                         Principal Balance of Bankruptcy Loans that are 3+ Months Delinquent                            0.00
                         Total Number of Bankruptcy Loans                                                                  0
                         Total Principal Balance of Bankruptcy Loans                                                    0.00


                                                   Foreclosures
                        Group           Number of Loans       Principal Balance       Percentage
                          1                3                    469,889.86              0.06%

                                                Foreclosure Reporting:
                         Number of Foreclosure Loans that are Current                                                      0
                         Principal Balance of Foreclosure Loans that are Current                                        0.00
                         Number of Foreclosure Loans that are 1 Month Delinquent                                           0
                         Principal Balance of Foreclosure Loans that are 1 Month Delinquent                             0.00
                         Number of Foreclosure Loans that are 2 Months Delinquent                                          1
                         Principal Balance of Foreclosure Loans that are 2 Months Delinquent                      275,600.00
                         Number of Foreclosure Loans that are 3+ Months Delinquent                                         2
                         Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                     194,289.86
                         Total Number of Foreclosure Loans                                                                 3
                         Total Principal Balance of Foreclosure Loans                                             469,889.86

                                                    REO Properties
                        Group           Number of Loans      Principal Balance       Percentage
                          1               0                       0.00             0.005

                                                REO Reporting:
                         Number of REO Loans that are Current                                                              0
                         Principal Balance of REO Loans that are Current                                                0.00
                         Number of REO Loans that are 1 Month Delinquent                                                   0
                         Principal Balance of REO Loans that are 1 Month Delinquent                                     0.00
                         Number of REO Loans that are 2 Months Delinquent                                                  0
                         Principal Balance of REO Loans that are 2 Months Delinquent                                    0.00
                         Number of REO Loans that are 3+ Months Delinquent                                                 0
                         Principal Balance of REO Loans that are 3+ Months Delinquent                                   0.00
                         Total Number of REO Loans                                                                         0
                         Total Principal Balance of REO Loans                                                           0.00

Loss Detail:
                         Current Realized Losses                                                                        0.00
                         Cumulative Realized Losses - Reduced by Recoveries                                             0.00

                         Current Applied Losses                                                                         0.00
                         Cumulative Applied Losses                                                                      0.00

Trigger Event                                                                                                             NO
                         TEST I - Trigger Event Occurrence                                                                NO
                         (Is Rolling 3 Month Delinquency Rate > 40% of of Senior Enhancement Percetage ?)
                         Rolling 3 Month Delinquency Rate                                                          0.04980 %
                         40% of of Senior Enhancement Percetage                                                    3.87807 %
                         OR
                         TEST II - Trigger Event Occurrence                                                               NO
                         (Are Cumulative Realized Losses as % of Original Loan Bal > Required Cumulative Loss % ?)
                         Cumulative Realized Losses as % of Original Loan Bal                                            0.00000 %
                         Required Cumulative Loss %                                                                      0.00000 %

O/C Reporting
                         Targeted Overcollateralization Amount                                                        3,462,060.97
                         Ending Overcollateralization Amount                                                          1,349,813.97
                         Ending Overcollateralization Deficiency                                                      2,112,247.00
                         Overcollateralization Release Amount                                                                 0.00
                         Monthly Excess Interest                                                                        256,641.88
                         Payment to Class X                                                                                   0.00

Certificate Interest Shortfall Detail:
Interest Carry Forward:
                         Interest Carryforward Balance with respect to such Distribution Date
                                                Class A-1                                                                     0.00
                                                Class A-2                                                                     0.00
                                                Class A-IO                                                                    0.00
                                                Class M-1                                                                     0.00
                                                Class M-2                                                                     0.00
                                                Class M-3                                                                     0.00
                                                Class M-4                                                                     0.00
                                                Class M-5                                                                     0.00
                                                Class M-6                                                                     0.00
                                                Class M-7                                                                     0.00

                         Interest Carryforward Amount Paid This Period                                                        0.00
                                                Class A-1                                                                     0.00
                                                Class A-2                                                                     0.00
                                                Class A-IO                                                                    0.00
                                                Class M-1                                                                     0.00
                                                Class M-2                                                                     0.00
                                                Class M-3                                                                     0.00
                                                Class M-4                                                                     0.00
                                                Class M-5                                                                     0.00
                                                Class M-6                                                                     0.00
                                                Class M-7                                                                     0.00

                         Interest Carryforward Amount Occured This Period                                                     0.00
                                                Class A-1                                                                     0.00
                                                Class A-2                                                                     0.00
                                                Class A-IO                                                                    0.00
                                                Class M-1                                                                     0.00
                                                Class M-2                                                                     0.00
                                                Class M-3                                                                     0.00
                                                Class M-4                                                                     0.00
                                                Class M-5                                                                     0.00
                                                Class M-6                                                                     0.00
                                                Class M-7                                                                     0.00

                         Remaining Interest Carryforward Amount
                                                Class A-1                                                                     0.00
                                                Class A-2                                                                     0.00
                                                Class A-IO                                                                    0.00
                                                Class M-1                                                                     0.00
                                                Class M-2                                                                     0.00
                                                Class M-3                                                                     0.00
                                                Class M-4                                                                     0.00
                                                Class M-5                                                                     0.00
                                                Class M-6                                                                     0.00
                                                Class M-7                                                                     0.00
Basis Risk Reserve Fund Account:
                         Beginning Balance                                                                                1,001.66
                         Additions to the Basis Risk Reserve Fund                                                             0.00
                         Divident Earnings on the Basis Risk Reserve Fund                                                     2.49
                         Withdrawals from the Basis Risk Reserve Fund                                                         0.00
                         Ending Balance                                                                                   1,004.15

Basis Risk Reserve Carryover:
                         Interest Carryover Balance with respect to such Distribution Date
                                                Class A-1                                                                     0.00
                                                Class A-2                                                                     0.00
                                                Class M-1                                                                     0.00
                                                Class M-2                                                                     0.00
                                                Class M-3                                                                     0.00
                                                Class M-4                                                                     0.00
                                                Class M-5                                                                     0.00
                                                Class M-6                                                                     0.00
                                                Class M-7                                                                     0.00

                         Interest Carryover Amount Occured This Period
                                                Class A-1                                                                     0.00
                                                Class A-2                                                                     0.00
                                                Class M-1                                                                     0.00
                                                Class M-2                                                                     0.00
                                                Class M-3                                                                     0.00

                                                Class M-4                                                                     0.00
                                                Class M-5                                                                     0.00
                                                Class M-6                                                                     0.00
                                                Class M-7                                                                     0.00
                         Interest Carryover Amount Paid This Period
                                                Class A-1                                                                     0.00
                                                Class A-2                                                                     0.00
                                                Class M-1                                                                     0.00
                                                Class M-2                                                                     0.00
                                                Class M-3                                                                     0.00
                                                Class M-4                                                                     0.00
                                                Class M-5                                                                     0.00
                                                Class M-6                                                                     0.00
                                                Class M-7                                                                     0.00

                         Remaining Interest Carryover Amount
                                                Class A-1                                                                     0.00
                                                Class A-2                                                                     0.00
                                                Class M-1                                                                     0.00
                                                Class M-2                                                                     0.00
                                                Class M-3                                                                     0.00
                                                Class M-4                                                                     0.00
                                                Class M-5                                                                     0.00
                                                Class M-6                                                                     0.00
                                                Class M-7                                                                     0.00

Non-Supported Interest Shortfall:
                         Non-Supported Interest Shortfall Allocated to Class A-1                                              0.00
                         Non-Supported Interest Shortfall Allocated to Class A-2                                              0.00
                         Non-Supported Interest Shortfall Allocated to Class A-IO                                             0.00
                         Non-Supported Interest Shortfall Allocated to Class M-1                                              0.00
                         Non-Supported Interest Shortfall Allocated to Class M-2                                              0.00
                         Non-Supported Interest Shortfall Allocated to Class M-3                                              0.00
                         Non-Supported Interest Shortfall Allocated to Class M-4                                              0.00
                         Non-Supported Interest Shortfall Allocated to Class M-5                                              0.00
                         Non-Supported Interest Shortfall Allocated to Class M-6                                              0.00
                         Non-Supported Interest Shortfall Allocated to Class M-7                                              0.00
                         Total Non-Supported Interest Shortfall                                                               0.00

One-Month LIBOR                                                                                                           3.460000

LIBOR Certificates, the Uncapped Pass-Through Rate for Such Distribution Date
                         Class A-1                                                                                        3.660000
                         Class A-2                                                                                        3.700000
                         Class M-1                                                                                        3.910000
                         Class M-2                                                                                        3.910000
                         Class M-3                                                                                        4.110000
                         Class M-4                                                                                        4.110000
                         Class M-5                                                                                        4.710000
                         Class M-6                                                                                        4.710000
                         Class M-7                                                                                        4.710000

Deferred Amounts Detail:
Reduction of Certificate Principal Amounts due to Applied Loss Amounts
                         Deferred Amount with respect to such Distribution Date
                                                Class M-1                                                                     0.00
                                                Class M-2                                                                     0.00
                                                Class M-3                                                                     0.00
                                                Class M-4                                                                     0.00
                                                Class M-5                                                                     0.00
                                                Class M-6                                                                     0.00
                                                Class M-7                                                                     0.00

                         Deferred Amount Paid This Period                                                                     0.00
                                                Class M-1                                                                     0.00
                                                Class M-2                                                                     0.00
                                                Class M-7                                                                     0.00
                                                Class M-6                                                                     0.00
                                                Class M-5                                                                     0.00
                                                Class M-4                                                                     0.00
                                                Class M-3                                                                     0.00

                         Deferred Amount Occured This Period                                                                  0.00
                                                Class M-1                                                                     0.00
                                                Class M-2                                                                     0.00
                                                Class M-3                                                                     0.00
                                                Class M-4                                                                     0.00
                                                Class M-5                                                                     0.00
                                                Class M-6                                                                     0.00
                                                Class M-7                                                                     0.00

                         Remaining Deferred Amount
                                                Class M-1                                                                     0.00
                                                Class M-2                                                                     0.00
                                                Class M-3                                                                     0.00
                                                Class M-4                                                                     0.00
                                                Class M-5                                                                     0.00
                                                Class M-6                                                                     0.00
                                                Class M-7                                                                     0.00

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
